SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

_______________________

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer Identification No.)

131 Clarendon Street, Boston Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition, Declaration of Dividend

On January 28, 2015, Brookline Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended December 31, 2014. Additionally, the Company announced the approval by its Board of Directors of a regular quarterly dividend of $0.085 per share payable on February 27, 2015 to stockholders of record on February 13, 2015. A copy of that press release is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1      Press release issued January 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2015	Brookline Bancorp, Inc.
	By:	/S/ Carl M. Carlson
Carl M. Carlson Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release of Brookline Bancorp, Inc. dated January 28, 2015